SUPPLEMENT TO THE
FIDELITY U.S. BOND INDEX FUND
APRIL 18, 1998 PROSPECTUS
Effective July 15, 1998, the following information replaces the similar information found in the section entitled "Charter" found on page P-9:
Thomas Silvia is Vice President and manager of U.S. Bond Index, which he has managed since July 1998. He also manages another Fidelity fund. Mr. Silvia joined Fidelity as a senior mortgage trader in 1993. Previously, he was a quantitative analyst with Donaldson, Lufkin & Jenrette in New York from 1990 to 1993.